EXHIBIT 10.3

                                                 Dated as of April 9, 2004


TO:      The financial institutions
         and other lenders
         (collectively, the "Lenders") parties to the Credit Agreement referred to below and to DDJ Capital Management LLC, as collateral agent and administrative agent (the "Agent") for the Lenders

RE:      Letter Amendment to Post-Petition Credit Agreement


Ladies and Gentlemen:

     We refer to the Post-Petition Credit Agreement, dated as of February 11, 2004, among Avado Brands, Inc. and its subsidiaries (collectively, the "Borrowers"), the Lenders from time to time parties thereto, and the Agent (as amended by the amendment thereto dated as of March 9, 2004, the "Credit Agreement"). Capitalized terms not otherwise defined in this Letter Amendment have the same meanings ascribed thereto in the Credit Agreement.

     The undersigned, on behalf of itself and the other Borrowers, has requested that the Lenders and the Agent agree, and the Lenders and the Agent have indicated their willingness to agree on the terms and conditions set forth herein, to amend the Credit Agreement in order to extend the period within which the Borrowers are required to deliver the Credit Card Agreements under Section
8.18 of the Credit Agreement. Accordingly, the Borrowers, the undersigned Lenders and the Agent hereby agree that Section 8.18 is hereby amended to (i) delete each occurrence therein of the phrase "within sixty (60) days of the Closing Date" therefrom and to substitute therefor "by or before April 23, 2004;" and (ii) replace the phrase "one hundred twenty days (120)" with "June 23, 2004"

     This Letter Amendment shall become effective as of the date first above written when the Agent shall have executed this Letter Amendment and received counterparts of this Letter Amendment executed by the Borrowers and the Required Lenders. This Letter Amendment is subject to the provisions of Sections 14.02, 14.04, and 14.15 of the Credit Agreement.

     The Credit Agreement and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

     This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

     This Letter Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.


                            [Signature Pages Follow]

     If you agree to the terms and provisions hereof, please execute this Letter Agreement and return one copy by telecopier with the original to follow by overnight courier to the attention of Macken Toussaint, Esq., Goodwin Procter LLP, 53 State Street, Boston, Massachusetts 02109, telecopier number (617) 523-1231.


                          Very truly yours,
                          AVADO BRANDS, INC.,
                          a Georgia Corporation, on its own behalf and on behalf of the other Borrowers



                          By___________________________________________________
                            Name:
                            Title:



     Agreed as of the date first above written:


ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

DDJ Capital Management, LLC

By:______________________
Name:
Title:


LENDERS:


B III-A Capital Partners, L.P.
By: GP III-A, LLC, its General Partner
By: DDJ Capital Management, LLC,
Manager

By:  _______________________
Name:
Title:


B IV Capital Partners, L.P.
By: GP Capital IV, LLC, its General Partner
By: DDJ Capital Management, LLC,
Manager

By:  _______________________
Name:
Title:


GMAM Investment Funds Trust II - Promark
Alternative High Yield Bond Fund
By: DDJ Capital Management, LLC, on behalf of GMAM Investment Funds Trust II - Promark Alternative High Yield Bond Fund, in its capacity as investment manager

By:  _______________________
Name:
Title:


The October Fund, Limited Partnership
By: October GP, LLC, its General Partner
By:  DDJ Capital Management, LLC,
Manager

By:  _______________________
Name:
Title:

                                      S-1
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